UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 10, 2008

PLAYLOGIC ENTERTAINMENT, INC.
(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification Number)
incorporation or
organization)

Strawinskylaan 1041, 1077 XX, Amsterdam, The Netherlands(Address of principal executive offices and zip code)

Company's telephone number, including area code: (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K filed by Playlogic Entertainment, Inc. (the "Company") on October 23, 2007 (the “Original Report”).  In the Original Report, the Company stated that its former registered independent certified public accounting firm, S.W. Hatfield, CPA (the "Former Auditor") withdrew its audit opinion dated December 11, 2006 on the restated financial statements of the Company as of and for the year ended December 31, 2005 (the “2005 Audit Opinion”).  On September 10, 2008, the Company received a letter from the Former Auditor to withdraw its original withdrawal leter and reissue the 2005 Audit Opinion.  This Amendment is being filed to amend the Original Report to reflect the above change.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On October 23, 2007, the Company received a withdrawal letter from its Former Auditor, stating that it was withdrawing the 2005 Audit Opinion. The Company was specifically informed that the 2005 Audit Opinion was withdrawn and that it was not to be included in any filing with the Securities and Exchange Commission ("SEC") and not to be utilized for any purpose by any investor, member of management, member of the audit committee or member of the board of directors. The reason cited by the Former Auditor for the withdrawal of the 2005 Audit Opinion was a failure of the Company to pay the Former Auditor outstanding fees in the amount of $2750.00, which the Former Auditor claimed would create an impairment of independence pursuant to the internal policies of the Former Auditor and the American Institute of Certified Public Accountants Professional Standards Section 191.103, which the Company’s Audit Committee disagreed

The Company has now resolved the payment issue with the Former Auditor and received a letter from the Former Auditor on September 10, 2008, which states that the Company has complied in full with his written demand for payment. The Former Auditor has now withdrawn his original withdrawal letter dated October 23, 2007 and reissued the 2005 Audit Opinion on the restated consolidated financial statements of the Company as of and for the year ended December 31, 2005 as contained in the Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the SEC on or about April 17, 2007.  The Former Auditor consents to the inclusion of the 2005 Audit Opinion in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, retroactive to October 2, 2007, the date of its original withdrawal letter.

A copy of the letter from the Former Auditor dated September 10, 2008 is filed as Exhibit 23.1 to this Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit 23.1 Consent Letter from S.W. Hatfield, CPA dated September 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

	By:	/s/ Willem M. Smit
Name: Willem M. Smit Title: President and Chief Executive Officer
Date: September 12, 2008